Exhibit 10.20G

Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EIGHTH AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This Eighth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and Comcast Cable Communications Management, LLC, a Delaware Limited Liability Company (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement dated March 17, 2004, and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

1.	Customer desires to purchase from CSG an enhanced desktop solution bundle (“CSG Desktop Solution Bundle”). Therefore, for a period of ******-*** (**) ****** from the Effective Date of this Amendment, Customer shall have a term license to use the CSG Desktop Solution Bundle for the fees set forth in paragraph 2 below. Prior to the expiration of the ******-*** (**) ***** term, *** ******* ***** *********, ** **** *****, *** **** *** *** *** ******* ******** ****** (** ******** ********** *******) which shall be set forth in an amendment to the Agreement.

2.	Schedule F of the Agreement shall be amended to include the following fees for the CSG Desktop Solution Bundle:

Description of Item/Unit of Measure	Frequency	Fee
1. *** ******* ******** ****** **** *******	***-****	$	*,***,***.**

****: *** *** ******* ******** ****** **** ******* ** ***** ** *** ********* **********:

•	****** *** (**) ***** **** ******* ********* ** *** ********* **** ** **** *********

•	*** ** *** ******** ** ******** (**) ******* *******

•	*** ******* *** ******* (***) ************ *******

•	****** (**) *** *******

•	******** ******** (**,***) **** *****

•	********** **** ** ******** ******* (**,***,***)

•	** ** *** ******* (*,***,***) ***** ** ****

•	******** ************* **** ** ********

*** **** ******* *** ******** *** *********:

•	*********** *** *********** ***:

•	*********** *********** ****

•	******** ****

•	******** **** *******/******** *********

•	******** ********* ************* ****

•	***** ***** ************* ******** *** ****** *** ********

•	************** ******** *** *** *********:

•	***

•	*********** *********** ****

•	******** ****

•	******** **** *******/******** *********

•	******** ********* ************* ****

•	***** ********

•	******** *** *** *********:

•	***

•	*********** *********** ****

•	******** ****

•	*** ******* *** *** ******* ** ********

*** **** ******* *** **** *** ******* *** *********:

•	******** *** *** *** ******

•	************ ********

•	****** ******* ***************

•	***** ** ***** ************ ** *** *** ******

3.	******* ***** *** *** *** ******* ******** ****** **** *******:

•	*** **** ******* ** **** **, **** (**** *) $***,***.**

•	********* ******* ** *** *** ******* ******** ****** **** ******* (**** *) $*,***,***.**

**** *: ********’* ******* *** ********* *** ********* ********** *** *** ********* **** *** ***** ***** ***** ** *** **** ******* ** *** *** ******* ******** ******: *********** *********** ****, ***/******** *********, **** **** ****, *** *** ***** ********. ******** **** ********* *** **** ******* ******** ****** *** * ****** ** ** ** *** **** ** *** ***** ** * ******** ********* ***. ****** *** ***** ******** *** *** **** ******* * ****** ** ********** ********. ** *** ***** ******** ****** *** ** ******* **** *** ************** ** *** **** ******* ******** ****** ***** *** *****, *** ******** ***** **** ** ********* ** *** *** ********* **** *** *** *********** ********** ********* $***,***. ********* **** *** *** *********** ********** ***** ** ******** ******* ********’* *** **** ******* ** $***,***. *** ***** ********** ******* *** ********* **** ********* $***,***. ******** ****** **** ** ***** *** ** ******** ** *** ****** ** *** $***,*** ******* ** *** ***** *** ***** ********* **** *** **** **** $***,***.

Description of Item/Unit of Measure	Frequency	Fee*
********* ****
1. *********** *********** ****
a) *********** (*** ************ ******/*** ***********)	********	$*,***.**
2. ******** **** ******* **** *********
a) ********* ******** ******* (*** ******/******)	*** *******	$**,***.**
b) *********** (*** ******/******)	********	$*,***.**
c) ************** (*** ******/******)	*** *******	$**,***.**
3. **** **** ****
a) ********* ******** ******* (*** ****)	*** *******	$***.**
b) *********** (*** ****)	********	$**.**
c) ************** (*** ******)	*** *******	$**,***.**
4. ***		*** ******** * ** *** *********

5. ***** ********		*** ******** * ** *** *********

* *** **** *** ***** ***** *** ******* ** ******** ******** ** ******* *.* ** *** *********.

**** *: ** *** ******** ********** *** **** ******* ******** ******, ********* ******* *, ****, *** ***** ******* ******** $*.**** *** ********* **********/*** ***** ***** *** ******

$*,***,***.** *** **** ********. ** *** ***** *** ****** *** (**) ***** **** *** **** *** ******* ******** ****** *** ******* *** *** *** *** ******** *** ****** $*,***,***.**, ******** ************ **** *** ***** ******* ******** *** *** ********* ******* ***.

**** *: ** *** ***** ******** ******* ** ******** ** *** **** *** ******* ******** ****** ********* *** ********** ** *** ******-*** (**) ***** ****, *** ***** ******* ******** $*.**** *** ********* **********/*** *****.

IN WITNESS WHEREOF, the parties execute this Amendment on the date last signed below (“Effective Date”).

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)		CSG SYSTEMS, INC. (“CSG”)

By:	/s/ DH Richardson	By:	/s/ Robert M. Scott
Name:	DH Richardson	Name:	Robert M. Scott
Title:	SVP Admin	Title:	Chief Operating Officer
Date:	7/13/06	Date:	7/31/06